UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a party other than the Registrant  ☒

Check the appropriate box:

☒	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

UPHEALTH, INC.

(Name of Registrant as Specified in its Charter)

JEFFERY R. BRAY

CHIRINJEEV KATHURIA

MARIYA PYLYPIV

SYED SABAHAT AZIM

RICHA SANA AZIM

ALFONSO GATMAITAN

AZFAR MALIK, M.D.

AM PHYSICIANS LLC

ALEXANDRA BRAY

JEFFERY R. BRAY, CUSTODIAN SAMANTHA JOSEPHINE BRAY UTMA

JEFFERY R. BRAY, CUSTODIAN ANAIS ALEXANDRA BRAY UTMA

JOHN PARSONS, TRUSTEE OF THE ANAIS BRAY PROTECTIVE IRREVOCABLE TRUST, THE BRAY DESCENDANTS TRUST AND THE SAMANTHA BRAY PROTECTIVE IRREVOCABLE TRUST

THE ANAIS BRAY PROTECTIVE IRREVOCABLE TRUST

THE BRAY DESCENDANTS TRUST

THE SAMANTHA BRAY PROTECTIVE IRREVOCABLE TRUST

JACQUE BUTLER

KIMBERLITE SOCIAL INFRA PRIVATE LIMITED

ELIGERE LIMITED LIABILITY COMPANY

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY COPY SUBJECT TO COMPLETION

DATED JUNE 10, 2022

UPHEALTH, INC.

June         , 2022

Dear Fellow UpHealth, Inc. Stockholders:

The attached proxy statement and the enclosed BLUE proxy card are being furnished to you, the stockholders of UpHealth, Inc., a Delaware corporation (the “Company”), in connection with the solicitation of proxies by Jeffery R. Bray, Dr. Chirinjeev Kathuria, Dr. Mariya Pylypiv, Syed Sabahat Azim, Richa Sana Azim, Alfonso Gatmaitan, Dr. Azfar Malik, and various other persons associated with us listed below (collectively, the “UpHealth Concerned Stockholders”) to (i) permit us to (a) NOT VOTE your shares subject to the proxy at the upcoming 2022 Annual Meeting of Stockholders of the Company (the “Annual Meeting”), set for 9:00 a.m., Pacific Time, on Tuesday, June 28, 2022, to be held virtually, and (b) decline to present the enclosed proxy card at the Annual Meeting to ensure that the shares covered by the proxy are not present at the Annual Meeting for quorum or voting purposes, or (ii) in our discretion, if this proxy is voted at the Annual Meeting, permit us to vote the shares subject to the proxy as directed by you on the enclosed proxy card. If the Board of Directors of the Company (the “Board”) achieves quorum at the Annual Meeting, the Board’s proposed slate of directors will be elected at the Annual Meeting.

Given the precipitous decline in the trading price of the Company’s common stock in recent months and a desire to enhance productive alignment between the stockholders of the Company and the Board, certain stockholders of the Company, who own or control a majority of the outstanding common stock of the Company as of the record date of the Annual Meeting (May 18, 2022), have requested that the Board waive restrictions contained in the Company’s bylaws (the “Bylaws”) that restrict them from nominating directors at the Annual Meeting (the “Advanced Notice Bylaw Provision”) and be permitted to nominate a slate of three directors for consideration and possible election by the stockholders at the Annual Meeting. In addition, the Co-Chairman of the Board, and one of the UpHealth Concerned Stockholders, Dr. Chirinjeev Kathuria, called a special meeting of stockholders (the “Special Meeting of Stockholders”) to amend the Bylaws that, if approved by the stockholders at the special meeting, would permit the stockholders to nominate directors at the Annual Meeting. The Board refused to waive the Advanced Notice Bylaw Provision and determined that Dr. Kathuria lacked authority to call the Special Meeting of Stockholders to amend the Bylaws. In addition, the Board approved an amendment to the Bylaws to reduce the quorum required for the transaction of business at the Annual Meeting from a majority of the outstanding shares of common stock outstanding to one third of the outstanding shares of common stock outstanding. We believe this was undertaken in an attempt by the Board to prevent us from delaying the Annual Meeting until after the Special Meeting of Stockholders is held, which we could have done before the amendment to the Bylaws simply by us and various persons associated with us not voting our shares at the Annual Meeting.

The UpHealth Concerned Stockholders entered into a Voting Agreement, dated May 27, 2022, pursuant to which they agreed to vote the shares of common stock of the Company owned by them in favor of the amendment to the Bylaws described above and in favor of the election to the Board of the directors nominees selected by the UpHealth Concerned Stockholders.

The participants in the UpHealth Concerned Stockholders proxy solicitation and the number of shares of common stock of the Company beneficially owned by them is as follows: Jeffery R. Bray (72,437,807 shares beneficially owned, including 4,088,170 shares owned directly, 951,008 shares beneficially owned as custodian and 72,437,807 shares beneficially owned as a result of an irrevocable proxy granted to him under the Voting Agreement), Jeffery R. Bray, as custodian of the Samantha Josephine Bray UTMA (475,504 shares beneficially owned), Jeffery R. Bray as custodian of the Anais Alexandra Bray UTMA (475,504 shares beneficially owned), Alexandra Bray (475,504 shares beneficially owned), John Parsons, Trustee of The Anais Bray Protective Irrevocable Trust, The Bray Descendants Trust and The Samantha Bray Protective Irrevocable Trust (6,478,997 shares beneficially owned as trustee), The Anais Bray Protective Irrevocable Trust (2,699,582 shares beneficially owned), The Bray Descendants Trust (1,079,833 shares beneficially owned), The Samantha Bray Irrevocable Trust (2,699,582 shares beneficially owned), Jacque Butler (1,403,804 shares beneficially owned), Chirinjeev Kathuria (43,182,294 shares beneficially owned), Mariya Pylypiv (7,595,270 shares beneficially owned), Alfonso Gatmaitan (1,183,460 shares beneficially owned), Azfar Malik, M.D. (962,458 shares beneficially owned through AM Physicians LLC), AM Physicians LLC (962,458 shares beneficially owned), Syed Sabahat Azim (6,116,842 shares beneficially owned), Richa Sana Azim (6,116,842 shares beneficially owned), Kimberlite Social Infra Private Limited (684,981 shares beneficially owned), and Eligere Limited Liability Company (6,116,842 shares beneficially owned). The address for all of the UpHealth Concerned Stockholders is 2083 Walker Lane, Holladay, Utah 84117.

The UpHealth Concerned Stockholders beneficially owned, in the aggregate, 50.31% of the outstanding shares of common stock, par value $0.0001 per share, of the Company as of the May 18, 2022 record date for the Annual Meeting. Two of the UpHealth Concerned Stockholders, Dr. Chirinjeev Kathuria and Dr. Mariya Pylypiv, serve on the Board, and Dr. Kathuria serves as Co-Chairman of the Board. Dr. Kathuria and Dr. Pylypiv each voted against the actions of the Board described above. A number of the other UpHealth Concerned Stockholders either currently or in the past have served as officers, employees or consultants to the Company. All of the UpHealth Concerned Stockholders acquired shares of the Company’s common stock in connection with business combinations with the Company which closed in 2021.

You will soon receive or may have already received a proxy statement and accompanying white proxy card from the Company in connection with the upcoming Annual Meeting. We are seeking your vote because we believe that the Company needs to act now in order to restore stockholder value and do not believe that the Board, as currently constituted, and as currently proposed by the Board to be constituted following the Annual Meeting, is in the best position to achieve that objective. The Board has proposed a slate of three existing directors, adding no new viewpoints or expertise. Specifically, the Board has (i) renominated current Class I director Neil Miotto, (ii) reclassified Raluca Dinu, an existing Class II director who was not up for re-election, into one of the open Class I director positions, and (iii) reclassified Agnes Rey-Giraud, an existing Class III director who was not up for re-election, into the other open Class I director positions. Accordingly, pursuant to the attached proxy statement, we are soliciting proxies from you so that we may (a) NOT VOTE your shares subject to the proxy at the Annual Meeting, and (b) decline to present the enclosed proxy card at the Annual Meeting to ensure that the shares subject to the proxy are not present at the Annual Meeting for quorum or voting purposes or (ii) in our discretion, if this proxy is voted at the Annual Meeting, permit us to vote the shares subject to the proxy as directed by you on the enclosed proxy card.

Please refer to the UpHealth Concerned Stockholders’ proxy materials and BLUE proxy card for additional information concerning the Annual Meeting and the proposals to be considered by the stockholders.

We strongly urge you to carefully consider the information contained in the attached proxy statement and then support our efforts by signing, dating and returning the enclosed BLUE proxy card or BLUE voting instruction form today. The attached proxy statement and the enclosed BLUE proxy card are first being furnished to the stockholders on or about June         , 2022. We recommend that you DO NOT return any white proxy card or voting instruction form to the Company and DO NOT allow the Company to take your vote over the telephone or by internet. If you have already voted a white proxy card or voting instruction form or had your vote recorded by the Company over the telephone or by internet, you have every right to change your decision and revoke your previously cast vote by signing, dating, and returning the enclosed BLUE proxy card or BLUE voting instruction form. Only your latest dated proxy card will be effective for the Annual Meeting.

The UpHealth Concerned Stockholders’ proxy advisor is Okapi Partners. If you have any questions or need further assistance, please contact Okapi Partners at the phone numbers or email listed below:

OKAPI PARTNERS LLC

1212 Avenue of the Americas, 24th Floor

New York, NY 10036

(212) 297-0720

Shareholders Call Toll-Free at: (888) 785-6707

E-mail: info@okapipartners.com

IMPORTANT: If your shares are held in street name, your bank or broker can vote your shares only upon receipt of your specific instructions. Please contact the person responsible for your account and instruct them NOT to vote at this time and that you only wish to vote the BLUE proxy card.

If you have any questions or need further assistance, please contact Okapi Partners at (888) 785-6707 or by e-mail at info@okapipartners.com.

Thank you for your support,

JEFFERY R. BRAY        DR. CHIRINJEEV KATHURIA        DR. MARIYA PYLYPIV

SYED SABAHAT AZIM            RICHA SANA AZIM        ALFONSO GATMAITAN

DR. AZFAR MALIK

PRELIMINARY COPY SUBJECT TO COMPLETION

DATED JUNE 10, 2022

ANNUAL MEETING OF STOCKHOLDERS

OF

UPHEALTH, INC.

PROXY STATEMENT

OF

JEFFERY R. BRAY

CHIRINJEEV KATHURIA

MARIYA PYLYPIV

SYED SABAHAT AZIM

RICHA SANA AZIM

ALFONSO GATMAITAN

AZFAR MALIK, M.D.

AM PHYSICIANS LLC

ALEXANDRA BRAY

JEFFERY R. BRAY, CUSTODIAN SAMANTHA JOSEPHINE BRAY UTMA

JEFFERY R. BRAY, CUSTODIAN ANAIS ALEXANDRA BRAY UTMA

JOHN PARSONS, TRUSTEE OF THE ANAIS BRAY PROTECTIVE IRREVOCABLE TRUST, THE BRAY DESCENDANTS TRUST AND THE SAMANTHA BRAY PROTECTIVE IRREVOCABLE TRUST

THE ANAIS BRAY PROTECTIVE IRREVOCABLE TRUST

THE BRAY DESCENDANTS TRUST

THE SAMANTHA BRAY PROTECTIVE IRREVOCABLE TRUST

JACQUE BUTLER

KIMBERLITE SOCIAL INFRA PRIVATE LIMITED

ELIGERE LIMITED LIABILITY COMPANY

PLEASE SIGN, DATE AND MAIL THE ENCLOSED BLUE PROXY CARD TODAY

Jeffery R. Bray, Dr. Chirinjeev Kathuria, Dr. Mariya Pylypiv, Syed Sabahat Azim, Richa Sana Azim, Alfonso Gatmaitan, Dr. Azfar Malik, and various other persons associated with them listed below (collectively, the “UpHealth Concerned Stockholders”) are soliciting your proxy for the 2022 Annual Meeting of Stockholders to be held on June 28, 2022, or any adjournment or postponement thereof, for the purposes outlined in this Proxy Statement. This Proxy Statement and related materials are first being made available to stockholders on or about June         , 2022. References in this Proxy Statement to the “Company” and “UpHealth” are to UpHealth, Inc. References to “we,” “our,” and “us” are to the UpHealth Concerned Stockholders. References to the “Annual Meeting” are to the 2022 Annual Meeting of Stockholders of the Company. References to “special meeting of stockholders” are to a special meeting of stockholders, called by the Co-Chairman of the Board, and one of the UpHealth Concerned Stockholders, Dr. Chirinjeev Kathuria, to amend the Bylaws that, if approved by the stockholders at the special meeting, would permit the stockholders to nominate directors at the Annual Meeting When we refer to “in person” attendance and voting at the Annual Meeting, we mean virtual attendance and voting over the Internet during the Annual Meeting (such meaning having been authorized by the Company’s Board of Directors (the “Board”)) in accordance with Section 9.5 of UpHealth’s Amended and Restated Bylaws (the “Bylaws”).

The UpHealth Concerned Stockholders entered into a Voting Agreement, dated May 27, 2022, pursuant to which they agreed to vote the shares of common stock of the Company owned by them in favor of the amendment to the Bylaws described above and in favor of the election to the Board of the directors nominees selected by the UpHealth Concerned Stockholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of June 10, 2022 regarding the beneficial ownership of shares of Common Stock of the Company, to the extent known by the UpHealth Concerned Stockholders:

Stockholder Name	No. of Shares Beneficially Owned	Percentage Ownership	Sole Voting Power	Shared Voting Power	Sole Dispositive Power	Shared Dispositive Power
Jeffery R. Bray, Individually and as Custodian of the Samantha Josephine Bray UTMA and Anais Alexandra Bray UTMA	72,437,807	50.33%	5,039,178	67,398,629	5,039,178	0
Alexandra Bray	475,504	0.33%	0	475,504	475,504	0
Jeffery R. Bray, Custodian Samantha Josephine Bray UTMA	475,504	0.33%	0	475,504	475,504	0
Jeffery R. Bray, Custodian Anais Alexandra Bray UTMA	475,504	0.33%	0	475,504	475,504	0
John Parsons, Trustee of The Anais Bray Protective Irrevocable Trust, The Bray Descendants Trust and The Samantha Bray Protective Irrevocable Trust	6,478,997	4.50%	0	6,478,997	6,478,997	0
The Anais Bray Protective Irrevocable Trust	2,699,582	1.88%	0	2,699,582	2,699,582	0
The Bray Descendants Trust	1,079,833	0.75%	0	1,079,833	1,079,833	0
The Samantha Bray Irrevocable Trust	2,699,582	1.88%	0	2,699,582	2,699,582	0
Jacque Butler	1,403,804	0.98%	0	1,403,804	1,403,804	0
Alfonso Gatmaitan	1,183,460	0.82%	0	1,183,460	1,183,460	0
Azfar Malik, M.D.	962,458	0.67%	0	962,458	0	962,458
AM Physicians LLC	962,458	0.67%	0	962,458	0	962,548
Chirinjeev Kathuria	43,182,294	30.01%	0	43,182,294	43,182,294	0
Mariya Pylypiv	7,595,270	5.28%	0	7,595,270	7,595,270	0
Syed Sabahat Azim	6,116,842	4.25%	0	0	0	6,116,842
Richa Sana Azim	6,116,842	4.25%	0	0	0	6,116,842
Kimberlite Social Infra Private Limited	684,981	0.48%	0	0	0	684,981
Eligere Limited Liability Company	6,116,842	4.25%	0	6,116,842	0	0

The address for all of the UpHealth Concerned Stockholders is 2083 Walker Lane, Holladay, Utah 84117.

The beneficial ownership percentage used is calculated based upon a total of 143,840,305 shares of Common Stock issued and outstanding as of May 20, 2022 as reported in the Company’s Form 10-Q filed on May 23, 2022; plus, (i) in the case of “Jeffery R. Bray, individually and as Custodian of the Samantha Josephine Bray UTMA and Anais Alexandra Bray UTMA,” 51,813 shares of common stock from restricted stock units that vest within 60 days of this filing for Mariya Pylypiv, and 23,542 shares of common stock from restricted stock units that vest within 60 days of this filing for Chirinjeev Kathuria, (ii) in the case of Mariya Pylypiv, 51,813 shares of common stock from restricted stock units that vest within 60 days of this filing for her and (iii) in the case of Chirinjeev Kathuria, 23,542 shares of common stock from restricted stock units that vest within 60 days of this filing for him.

The UpHealth Concerned Stockholders beneficially owned, in the aggregate, 50.31% of the outstanding shares of common stock, par value $0.0001 per share, of the Company as of the May 18, 2022 record date for the Annual Meeting. Two of the UpHealth Concerned Stockholders, Dr. Chirinjeev Kathuria and Dr. Mariya Pylypiv, serve on the Board, and Dr. Kathuria serves as Co-Chairman of the Board. Dr. Kathuria and Dr. Pylypiv each voted against the actions of the Board described below. A number of the other UpHealth Concerned Stockholders either currently or in the past have served as officers, employees or consultants to the Company. All of the UpHealth Concerned Stockholders acquired shares of the Company’s common stock in connection with business combinations with the Company which closed in 2021.

The UpHealth Concerned Stockholders strongly oppose the Board’s proposed slate of directors because they believe that they are not in the best interests of the Company’s stockholders. We believe that the Company needs to act now in order to restore stockholder value and do not believe that the Board, as currently constituted, and as currently proposed by the Board to be constituted following the Annual Meeting, is in the best position to achieve that objective. The Board has proposed a slate of three existing directors, adding no new viewpoints or expertise. You should refer to the information set forth under the headings “BACKGROUND TO THE SOLICITATION” and “REASONS FOR THE SOLICITATION” for a more detailed explanation of the UpHealth Concerned Stockholders’ rationale for opposing the Company’s proposed slate of directors.

Accordingly we are soliciting proxies from you so that we may (i)(a) NOT VOTE your shares subject to the proxy at the Annual Meeting, and (b) decline to present the enclosed proxy card at the Annual Meeting to ensure that the shares subject to this proxy are not present at the Annual Meeting for quorum or voting purposes, or (ii) in our discretion, if this proxy is voted at the Annual Meeting, permit us to vote the shares subject to the proxy as directed by you on the enclosed proxy card.

WE URGE YOU TO SIGN, DATE AND RETURN THE BLUE PROXY CARD OR BLUE VOTING INSTRUCTION FORM, PERMITTING US TO (I)(A) NOT VOTE YOUR SHARES SUBJECT TO THE PROXY AT THE ANNUAL MEETING, AND (B) DECLINE TO PRESENT THE ENCLOSED PROXY CARD AT THE ANNUAL MEETING TO ENSURE THAT THE SHARES SUBJECT TO THIS PROXY ARE NOT PRESENT AT THE ANNUAL MEETING FOR QUORUM OR VOTING PURPOSES, OR (II) IN OUR DISCRETION, IF THIS PROXY IS VOTED AT THE ANNUAL MEETING, PERMIT US TO VOTE THE SHARES SUBJECT TO THE PROXY AS DIRECTED BY YOU ON THE ENCLOSED PROXY CARD.

THIS SOLICITATION IS BEING MADE BY THE UPHEALTH CONCERNED STOCKHOLDERS AND NOT ON BEHALF OF THE BOARD OR MANAGEMENT OF THE COMPANY.

BACKGROUND TO THE SOLICITATION

The following is a timeline of material events leading up to this Proxy solicitation:

1.

UpHealth has a nine-member classified board, with three Class I directors whose initial terms expire on the date of the Annual Meeting, three Class II directors whose initial terms expire on the date of the 2023 annual meeting of the stockholders, and three Class III directors whose initial terms expire on the date of the 2024 annual meeting of the stockholders.

2.	The three Class I directors whose terms are set to expire on the date of the Annual Meeting are Neil Miotto, Moshe Bar-Siman-Tov, and Jerome Ringo.

3.

The Company announced the Annual Meeting on April 15, 2022 and the advance notice deadline for the Annual Meeting was April 25, 2022. The UpHealth Concerned Stockholders did not act prior to the advance notice deadline because (i) we did not anticipate, given the deteriorating stock prices and Company performance, that the current Board would fail to proactively respond to stockholder concerns, (ii) we assumed the current Board would nominate new directors that would bring fresh, independent perspectives to the existing Board, and (iii) at that time, there was not a proposed director slate for us to react to.

4.

On May 10, 2022, at a special meeting of the Board called by Co-Chairman of the Board, Dr. Avi Katz, Dr. Katz informed the Board for the first time that the independent members of the Board recommended the following: (i) the renomination of current Class I director Neil Miotto, (ii) the reclassification of Raluca Dinu, an existing Class II director who was not up for re-election, into one of the open Class I director positions, and (iii) incoming CEO Samuel J. Meckey be nominated for Class I director, however, if Mr. Meckey could not begin work as the incoming CEO before June 28, 2022, then Agnes Rey-Giraud, an existing Class III director who was not up for re-election, be reclassified into the other open Class I director position. Dr. Katz raised this topic when the Board knew that Co-Chairman of the Board, Dr. Chirinjeev Kathuria, could not be present. Therefore, a discussion on this topic and a purported vote in favor of this recommendation occurred without Dr. Kathuria’s participation.

5.

On May 26, 2022, at a purported meeting of the independent members of the Board, which did not include Co-Chairman of the Board, Dr. Kathuria, or Dr. Mariya Pylypiv, the Board voted to file its proxy statement which recommended to the stockholders: (i) the renomination of current Class I director Neil Miotto, (ii) the reclassification of Raluca Dinu, an existing Class II director who was not up for reelection, into one of the open Class I director positions, and (iii) the reclassification of Agnes Rey-Giraud, an existing Class III director who was not up for re-election, into the other open Class I director position.

6.

On May 27, 2022, we formally requested that the Board (i) waive restrictions contained in the Company’s Bylaws that restrict us from nominating directors at the Annual Meeting (the “Advanced Notice Bylaw Provision”) and (ii) permit us to nominate a slate of three independent directors for consideration and possible election by the stockholders at the Annual Meeting.

7.

Additionally on May 27, 2022, Dr. Kathuria, in his capacity as Co-Chairman of the Board, called a special meeting of the stockholders for the purpose of voting on an amendment to the Bylaws that would permit stockholders to nominate directors for election to the Board at annual or special meetings of the stockholders, including the Annual Meeting, if they provide notice not later than the close of business five days prior to the Annual Meeting (the “Bylaw Amendment”). The proposed Bylaw Amendment would have modified the existing Advanced Notice Bylaw Provision, which required that notice of any stockholder nominations be made by April 25, 2022 (ten days after the public announcement of the date of the Annual Meeting). If adopted, the Bylaw Amendment would have enabled us to nominate persons for election to the Board at the Annual Meeting as requested on May 27, 2022.

8.

On May 31, 2022, at a special meeting of the Board called by Co-Chairman of the Board, Dr. Chirinjeev Kathuria, the Board voted not to waive the Advanced Notice Bylaw Provision and also voted to enforce the Advance Notice Bylaw Provision. Dr. Kathuria and Dr. Pylypiv objected and voted against both actions. Jerome Ringo, while not in attendance at the May 31, 2022 meeting, stated in an email to the entire Board that he approved waiving the Advanced Notice Bylaw Provision to allow us to nominate persons for election to the Board at the Annual Meeting.

9.	Additionally, on May 31, 2022, the Board determined that Dr. Kathuria lacked authority to call the special meeting of stockholders to approve the Bylaw Amendment.

10.

Additionally, on May 31, 2022, the Board (over the objections of several directors) voted to file its proxy statement which recommends to the stockholders: (i) the renomination of current Class I director Neil Miotto, (ii) the reclassification of Raluca Dinu, an existing Class II director who was not up for re-election, into one of the open Class I director positions, and (iii) the reclassification of Agnes Rey-Giraud, an existing Class III director who was not up for re-election, into the other open Class I director position.

11.

Finally, at the May 31, 2022 special Board meeting, the Board voted to change the quorum required by the Bylaws for any stockholder meeting, including the upcoming Annual Meeting, from a majority of stockholders to one-third of stockholders. This change makes it easier for the Board to ensure the election of their slate of directors because we, while holding a majority of the shares entitled to vote at the Annual Meeting, would not be able to prevent quorum and thus force the postponement of the Annual Meeting while we negotiate with the Company for a new slate of directors.

12.

On June 6, 2022, Jeffery Bray and Dr. Kathuria (as “Plaintiffs”) filed a Verified Complaint in the Court of Chancery of the State of Delaware (“Delaware Court”) against Defendants, Avi Katz, Raluca Dinu, Agnès Rey-Giraud, Neil Miotto, Nate Locke and Moshe Bar-Siman-Tov (collectively, “Defendants”), and against the Company as a Nominal Defendant (the “Complaint”) as C.A. No. 2022-0489, asserting claims for violation of the bylaws and breach of fiduciary duties. Plaintiffs also filed a Motion for Expedited Proceedings. Plaintiffs seek the following relief:

A.	Declaring that Defendants violated the Bylaws by refusing to schedule and hold the special meeting of the stockholders called by Plaintiff Chirinjeev Kathuria;

B.

Requiring the Company to hold the special meeting of the stockholders on August 4, 2022, at 10:00 a.m. EDT or alternative date or time deemed appropriate by the Delaware Court by remote communications, and set a record date for the special meeting of stockholders on such date to be the earliest possible date following the order of the Delaware Court as is permitted under the applicable Delaware law and New York Stock Exchange requirements;

C.	Enjoining the 2022 Annual Meeting until not less than ten (10) and not more than fifteen (15) days after the special meeting of the stockholders;

D.	Declaring that the Defendants have breached their fiduciary duties;

E.	Invalidating and/or enjoining enforcement of the May 31, 2022 Amendment to the Amended and Restated Bylaws; and

F.	Declaring that the quorum for meetings of the stockholders shall remain 50%, including the 2022 Annual Meeting.

13.

On June 8, 2022, the Delaware Court granted in part the Motion for Expedited Proceedings. The Delaware Court found there exists colorable claims and sufficient irreparable harm to warrant expedited proceedings. As a result, the Delaware Court ordered a preliminary injunction hearing – which is set to occur on June 23, 2022 – to determine whether the June 28, 2022 Annual Meeting should be enjoined pending resolution of all claims on the merits. With time being of the essence, coupled with the uncertainty of litigation, the UpHealth Concerned Stockholders also filed this Proxy in an effort to avail themselves of all potential actions and remedies to protect the rights and interests of the stockholders of the Company and to restore stockholder value.

14.

The current value of UpHealth stock is $                . Under the control of the current Board, the stockholders have seen a             % decrease in their stock value in only a year’s time. This precipitous decline in stock value cannot continue as the Company moves forward.

REASONS FOR THE SOLICITATION

We Do Not Believe that the Company’s Proposed Slate of Directors is in the Best Interests of the Existing Common Stockholders

The UpHealth Concerned Stockholders’ reasons for soliciting proxies is set forth below:

1.	We do not believe the Company’s proposed director slate is in the bests interests of the stockholders.

2.	The Company needs a fresh prospective from three new highly qualified independent directors in order to realign its share value with where the overall success of the Company should be.

3.

The Company’s proposed slate allows the current board to fill director vacancies created by pulling forward directors from other categories of the staggered board, entrenching themselves and infringing on the potential prospects from a renewed slate of external directors.

4.

The stockholders of UpHealth should be afforded the opportunity to realize the full value of their shares, which they have not been able to do within the past year of their investment. Our proposed director nominees (identified below) exhibit a wide range of professionals with an extensive knowledge base that UpHealth needs and can benefit from. We previously provided the Board with a list of seven potential director nominees.

Martin D. Angle, 72, has served as Deputy Chairman and Senior Independent Director of Spire Healthcare Group since March 2019. Spire is one of the UK’s largest private hospital providers with 39 hospitals and 8 clinics across England, Wales and Scotland. At Spire, Mr. Angle is also chair of the Nomination Committee and a member of the Audit and Risk Committee and Remuneration Committee. Mr. Angle has also served as Deputy Chairman and Senior Independent Director of Gulf Keystone Petroleum plc since July 2018 and as a named advisor to Agile Defense LLC since July 2018. Mr. Angle has previously served on the boards of Pennon Group plc from December 2008 to December 2018, Savills Plc from January 2007 to May 2016, National Exhibition Group from December 2006 to December 2015, Severstal from January 2007 to May 2015, Dubai International Capital from November 2006 to November 2009, and Shuaa Capital from August 2009 to May 2016. He also previously served as Group Finance Director of TI Group, a FTSE 100 company with worldwide engineering activities, from February 1997 to December 2000. In his earlier executive career, Mr. Angle held a number of senior positions in investment banking with S.G. Warburg & Co, Morgan Stanley (where he headed UK M&A), and Kleinwort Benson. Mr. Angle has also served as Operating Managing Director at Terra Firma Capital Partners from March 2001 to January 2006, where he held a number of senior roles in its portfolio companies including Le Meridien Hotel Group (Executive Deputy Chairman and acting Chairman) and the Waste Recycling Group (Executive Chairman), then one of the leading UK waste management businesses. Mr. Angle is a chartered accountant and he holds a B.S. in Physics from University of Warwick. We believe Mr. Angle is qualified to serve on the Board based on his business experience as a board member of a publicly listed company and his advisory experience.

Harpal Sandhu, 55, is a leading Silicon Valley entrepreneur. He has served as Chief Executive Officer of Integral Development Corporation since 1994. Over his 30-year career, Mr. Sandhu founded several venture-backed and publicly-traded financial technology firms, including Infinity Financial Technology, Integral Development Corporation, and Mint Exchange, which have led the digital transformation processes in their respective domains. His firms lead the electronification of financial products and the introduction of cloud computing into banks, brokers and global payments companies. He is widely considered a leading expert on the digital transformation of markets. Mr. Sandhu began his career as a financial engineer in the Capital Markets Group at Morgan Stanley & Company. He is a graduate of Stanford University and is the author of 12 U.S. and international patents on the digitization of financial products. We believe Mr. Sandhu is qualified to serve on the Board based on his experiences in recruiting, managing and leading teams throughout the high-growth stages of companies, and that – as an operator and shareholder – he is particularly well suited to work in the interests of shareholders both large and small.

Former Governor William Owens, 71, is a Senior Director at Greenberg Traurig, LLP, a US-based international law firm with 40 offices worldwide. Since April 2011, he has served on the board of Federal Signal Corporation where he is Chairman of the Corporate Governance Committee. He previously served on the boards of HighPoint Resources Corporation, Key Energy Services, and Cloud Peak Energy, as well as on the boards of a number of private companies. Mr. Owens was elected to two terms as Governor of Colorado, from 1999 to 2007, and was re-elected by the largest margin in Colorado history. Prior to his election as Governor, he served as State Treasurer of Colorado for four years where he was responsible for the management of a $4 billion portfolio. He also served for four years on the board of Federal Signal Colorado’s $25 billion pension fund – the Public Employees Retirement Association (PERA). From April 2013, until his resignation in February 2022 upon the Russian invasion of Ukraine, Mr. Owens has served as Chairman of the Board and Chair of the Governance/Compensation Committee of the Credit Bank of Moscow, a $50 billion (assets) bank which is Russia’s sixth largest bank overall and its second largest investor-owned bank. Mr. Owens graduated from Stephen F. Austin State University with a B.S. in Political Science and earned a Master’s Degree in Public Affairs from the University of Texas, where he was awarded a two-year fellowship. We believe Mr. Owens is qualified to serve on the Board based on his business experience as a board member of a publicly listed company and experience as Governor of Colorado.

FOR ALL OF THE REASONS STATED ABOVE, WE STRONGLY URGE YOU TO DEMONSTRATE YOUR OPPOSITION TO THE BOARD’S PROPOSED SLATE AND TO SEND A MESSAGE TO THE BOARD THAT THE PROPOSED SLATE IS NOT IN THE BEST INTERESTS OF UPHEALTH’S STOCKHOLDERS BY EITHER (A) SIGNING, DATING AND RETURNING THE ENCLOSED BLUE PROXY CARD OR BLUE VOTING INSTRUCTION FORM TODAY; OR (B) IN THE ALTERNATIVE, SO LONG AS YOU HAVE NOT ALREADY VOTED A WHITE PROXY CARD OR VOTING INSTRUCTION FORM OR HAD YOUR VOTE RECORDED BY THE COMPANY OVER THE TELEPHONE OR BY THE INTERNET, SIMPLY NOT ATTEND THE ANNUAL MEETING IN AN EFFORT TO DEFEAT THE PRESENCE OF A QUORUM.

PROPOSAL 1: ELECTION OF DIRECTORS NOMINATED BY THE COMPANY

We believe that the Board, as currently constituted, and as currently proposed by the Board to be constituted following the Annual Meeting, is not in the best position to restore stockholder value and is not in the best interests of the stockholders. The Board has proposed a slate of three existing directors, adding no new viewpoints or expertise. Accordingly, we recommend that you WITHHOLD authority to vote for the election of the Company’s director nominees. We strongly urge you to NOT return any white proxy card or voting instruction form to the Company and to NOT allow the Company to take your vote over the telephone or by internet. Instead you should sign, date and return the enclosed BLUE proxy card. If you have already voted a white proxy card or voting instruction form or had your vote recorded by the Company over the telephone or by internet, you have every right to change your decision and revoke your previously cast vote by signing, dating, and returning the enclosed BLUE proxy card or BLUE voting instruction form. Only your latest dated proxy card will be effective for the Annual Meeting.

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

The Company’s proxy materials contain a second proposal pertaining to the ratification of Plante & Moran, PLLC (“Plante & Moran”) as its independent registered public accounting firm for fiscal year 2022. We recommend that you vote “FOR” the ratification of the appointment of Plante & Moran as the Company’s independent registered public accounting firm. However, we strongly urge you to NOT return any white proxy card or voting instruction form to the Company and to NOT allow the Company to take your vote over the telephone or by internet. Instead you should sign, date and return the enclosed BLUE proxy card. If you have already voted a white proxy card or voting instruction form or had your vote recorded by the Company over the telephone or by internet, you have every right to change your decision and revoke your previously cast vote by signing, dating, and returning the enclosed BLUE proxy card or BLUE voting instruction form. Only your latest dated proxy card will be effective for the Annual Meeting.

SOLICITATION AND PROXY PROCEDURES

1.

We are soliciting your proxy to: permit us to: (i)(a) NOT VOTE your shares subject to the proxy at the Annual Meeting, and (b) decline to present the enclosed proxy card at the Annual Meeting to ensure that the shares subject to the proxy are not present at the Annual Meeting for quorum or voting purposes, or (ii) in our discretion, if this proxy is voted at the Annual Meeting, permit us to vote the shares subject to the proxy as directed by you on the enclosed proxy card.

2.

Record Date. Only stockholders of record as of the close of business on May 18, 2022 will be entitled to notice of and to vote at the meeting and any adjournment thereof. As of the record date, 143,840,305 shares of UpHealth’s common stock, par value $0.0001 per share (“Common Stock”), were outstanding and entitled to vote.

3.

Quorum. One-third of the 143,840,305 shares of Common Stock outstanding as of the record date, or 47,946,769 shares of Common Stock, must be represented at the meeting, either in person or by proxy, to constitute a quorum for the transaction of business at the meeting. The 1,700,000 issued shares of Common Stock held by UpHealth as treasury shares (which are not considered as outstanding), as a matter of Delaware law, do not count for purposes of determining whether a quorum is present at the meeting and are not entitled to be voted. Your shares will be counted towards the quorum if you submit a valid proxy (or one is submitted on your behalf by your broker or bank) or if you vote in person at the meeting. Abstentions and “broker non-votes” (shares held by a broker or nominee that does not have the authority, either express or discretionary, to vote on a particular matter) will each be counted as present for purposes of determining the presence of a quorum. Should we determine, in our discretion, that preventing quorum at the Annual Meeting is the best course of action, we will not vote your shares at all.

Vote Required. Each share of the Company’s Common Stock outstanding on the record date is entitled to one vote on each of the Company’s three director nominees and one vote on the proposal to ratify the appointment of the Company’s auditors. Approval of the proposal to ratify the appointment of the Company’s auditors requires the affirmative vote of a majority of the shares present and entitled to vote. For the election of directors, the three director nominees who receive the highest number of “FOR” votes will be elected as Class I directors. We ask you to you to NOT return any white proxy card or voting instruction form to the Company and to NOT allow the Company to take your vote over the telephone or by internet. We ask that you only vote the BLUE proxy card.

4.

Effect of Abstentions and Broker Non-Votes. Shares not present at the meeting and, assuming that a quorum is present, shares voted “Withhold” will have no effect on the election of directors. Abstentions will have no effect on either proposal to be voted on at the Annual Meeting, assuming that a quorum is present. If you are a beneficial owner and hold your shares in “street name” in an account at a bank or brokerage firm, your bank or broker can vote your shares only upon receipt of your specific instructions. Please contact the person responsible for your account and instruct them NOT to vote at this time and that you only wish to vote the BLUE proxy card.

Voting Instructions. If you complete and submit your BLUE proxy card or BLUE voting instructions, the persons named as proxies will follow your voting instructions. If you give us your proxy and we, in our discretion, determine that preventing quorum at the Annual Meeting is the best course of action, we will not vote your shares at all. Many banks and brokerage firms have a process for their beneficial owners to provide instructions via the Internet. The voting form that you receive from your bank or broker will contain instructions for voting.

(a)	Depending on how you hold your shares, you may vote in one of the following ways:

(i)

Stockholders of Record: You may vote by proxy or over the Internet. Please follow the instructions at www.OkapiVote.com/UPH to vote over the Internet, or on the paper copy of the BLUE proxy card that you received by mail, then sign and return your BLUE proxy card in the prepaid envelope.

(ii)	Beneficial Stockholders: Your bank, broker or other holder of record will provide you with a BLUE voting instruction card for you to use to instruct them on how to vote your shares. Check the instructions provided by your bank, broker or other holder of record to see which options are available to you.

(b)

Votes submitted over the Internet must be received by 11:59 p.m., Eastern Time, on June 27, 2022. Submitting your proxy over the Internet will not affect your right to vote in person during the Annual Meeting should you decide to attend the Annual Meeting in person. We strongly urge you NOT to attend the Annual Meeting. We also strongly urge you to NOT allow the Company to take your vote by internet. If you have already had your vote recorded by the Company by Internet, you have every right to change your decision and revoke your previously cast vote by signing, dating, and returning the enclosed BLUE proxy card or BLUE voting instruction form. Only your latest dated proxy card will be effective for the Annual Meeting.

5.

Revocability of Proxy. If you are a stockholder of record, you may revoke your proxy and change your vote at any time before the polls close by returning a later-dated proxy card, by voting again over the Internet as more fully detailed in your Notice or proxy card, or by delivering written instructions to the Secretary at the principal executive offices of UpHealth before the Annual Meeting. Attendance at the Annual Meeting will not in and of itself cause your previously voted proxy to be revoked unless you specifically so request or vote again at the Annual Meeting. If your shares are held in an account at a bank, brokerage firm or other agent, you may change your vote by submitting new voting instructions to your bank, brokerage firm or other agent, or, if you have obtained a valid proxy from your bank, brokerage firm or other agent giving you the right to vote your shares, by attending or refraining from attending the Annual Meeting and voting in person. If you have already voted a white proxy card and wish to rescind the instructions, you can submit a BLUE proxy card when available. In the interim, you can request a legal proxy from your broker to rescind the initially submitted proxy card. For assistance with a request for a legal proxy or a BLUE proxy card, please contact Okapi Partners at (888) 785-6707 OR AT INFO@OKAPIPARTNERS.COM.

6.

Solicitation of Proxies. The solicitation of proxies pursuant to the Proxy Statement is being made by the UpHealth Concerned Stockholders. Proxies may be solicited by mail, facsimile, telephone, telegraph, Internet, in person and by advertisements. The UpHealth Concerned Stockholders have entered into an agreement with Okapi Partners for solicitation and advisory services in connection with this solicitation, for which Okapi Partners will receive a fee not to exceed $            , together with reimbursement for its reasonable out-of-pocket costs, and will be indemnified against certain liabilities under the federal securities laws. Okapi Partners will solicit proxies from individuals, brokers, banks, bank nominees and other institutions holders. The UpHealth Concerned Stockholders have requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the Shares they hold of record. The UpHealth Concerned Stockholders will reimburse these record holders for their reasonable out-of-pocket expenses in doing so. The entire expense of soliciting proxies is being borne by the UpHealth Concerned Stockholders. Costs of this solicitation of proxies are currently estimated to be approximately $             (including, but not limited to, fees for attorneys, solicitors and other advisors, and other costs incidental to the solicitation). The UpHealth Concerned Stockholders estimate that through the date hereof its expenses in connection with this solicitation are approximately $            . The UpHealth Concerned Stockholders intend to seek reimbursement from the Company of all expenses it incurs in connection with this solicitation. The UpHealth Concerned Stockholders do not intend to submit the question of such reimbursement to a vote of security holders of the Company. We may also use the services of our UpHealth Concerned Stockholders to solicit proxies, personally or by telephone, without additional compensation.

OTHER MATTERS AND ADDITIONAL INFORMATION

The UpHealth Concerned Stockholders have omitted from this Proxy Statement certain disclosures that are included in the Company’s proxy statement. These disclosures include, among other things, detailed information relating to the background and overview, reasons for, terms and consequences of the proposed action of the Board at the Annual Meeting, and potential adverse effects to existing stockholders.

INFORMATION CONCERNING THE UPHEALTH CONCERNED STOCKHOLDERS

The participants in the UpHealth Concerned Stockholders proxy solicitation and the number of shares of common stock of the Company beneficially owned by them is as follows: Jeffery R. Bray (72,437,807 shares beneficially owned, including 4,088,170 shares owned directly, 951,008 shares beneficially owned as custodian and 72,437,807 shares beneficially owned as a result of an irrevocable proxy granted to him under the Voting Agreement), Jeffery R. Bray, as custodian of the Samantha Josephine Bray UTMA (475,504 shares beneficially owned), Jeffery R. Bray as custodian of the Anais Alexandra Bray UTMA (475,504 shares beneficially owned), Alexandra Bray (475,504 shares beneficially owned), John Parsons, Trustee of The Anais Bray Protective Irrevocable Trust, The Bray Descendants Trust and The Samantha Bray Protective Irrevocable Trust (6,478,997 shares beneficially owned as trustee), The Anais Bray Protective Irrevocable Trust (2,699,582 shares beneficially owned), The Bray Descendants Trust (1,079,833 shares beneficially owned), The Samantha Bray Irrevocable Trust (2,699,582 shares beneficially owned), Jacque Butler (1,403,804 shares beneficially owned), Chirinjeev Kathuria (43,182,294 shares beneficially owned), Mariya Pylypiv (7,595,270 shares beneficially owned), Alfonso Gatmaitan (1,183,460 shares beneficially owned), Azfar Malik, M.D. (962,458 shares beneficially owned through AM Physicians LLC), AM Physicians LLC (962,458 shares beneficially owned), Syed Sabahat Azim (6,116,842 shares beneficially owned), Richa Sana Azim (6,116,842 shares beneficially owned), Kimberlite Social Infra Private Limited (684,981 shares beneficially owned), and Eligere Limited Liability Company (6,116,842 shares beneficially owned). The address for all of the UpHealth Concerned Stockholders is 2083 Walker Lane, Holladay, Utah 84117.

The UpHealth Concerned Stockholders beneficially owned, in the aggregate, 50.31% of the outstanding shares of common stock, par value $0.0001 per share, of the Company as of the May 18, 2022 record date for the Annual Meeting. Two of the UpHealth Concerned Stockholders, Dr. Chirinjeev Kathuria and Dr. Mariya Pylypiv, serve on the Board, and Dr. Kathuria serves as Co-Chairman of the Board. Dr. Kathuria and Dr. Pylypiv each voted against the actions of the Board described above. A number of the other UpHealth Concerned Stockholders either currently or in the past have served as officers, employees or consultants to the Company. All of the UpHealth Concerned Stockholders acquired shares of the Company’s common stock in connection with business combinations with the Company which closed in 2021.

IMPORTANT

Your vote is important. No matter how many shares of Common Stock you own, please give the UpHealth Concerned Stockholders your proxy so that we may: (i)(a) NOT VOTE your shares subject to the proxy at the Annual Meeting, and (b) decline to present the enclosed proxy card at the Annual Meeting to ensure that the shares subject to the proxy are not present at the Annual Meeting for quorum or voting purposes, or (ii) in our discretion, if this proxy is voted at the Annual Meeting, permit us to vote the shares subject to the proxy as directed by you on the enclosed proxy card, by taking three steps:

1.	SIGNING the enclosed BLUE proxy card,

2.	DATING the enclosed BLUE proxy card, and

3.	MAILING the enclosed BLUE proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).

If any of your shares of Common Stock are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such shares of Common Stock and only upon receipt of your specific instructions. Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed BLUE voting form.

If you have any questions or require any additional information concerning this Proxy Statement, please contact Okapi Partners at the address set forth below:

OKAPI PARTNERS LLC

1212 Avenue of the Americas, 24th Floor

New York, NY 10036

(212) 297-0720

Shareholders Call Toll-Free at: (888) 785-6707

E-mail: info@okapipartners.com

Blue Proxy Card

THIS PROXY IS SOLICITED BY UPHEALTH CONCERNED STOCKHOLDERS

THIS SOLICITATION IS NOT BEING MADE BY THE BOARD OF DIRECTORS OF UPHEALTH, INC.

2022 ANNUAL MEETING OF STOCKHOLDERS

The undersigned hereby appoints Jeffery R. Bray, Kate Bechen, and Bruce H. Goldfarb, and each of them, attorneys and agents with full power of substitution, as Proxy for the undersigned, to vote (or refrain from voting or attending the Annual Meeting as specified below) all shares of stock of UpHealth, Inc. (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 am Pacific Standard Time, on June 28, 2022, or any adjournments or postponements thereof and at any meeting called in lieu thereof (the “Annual Meeting”).

THIS PROXY, WHEN PROPERLY EXECUTED, AUTHORIZES THE PROXYHOLDER TO NOT VOTE THE SHARES COVERED BY THIS PROXY CARD AT THE ANNUAL MEETING AND TO DECLINE TO PRESENT THIS PROXY CARD AT THE ANNUAL MEETING TO ENSURE THAT THE SHARES COVERED BY THIS PROXY CARD ARE NOT PRESENT AT THE ANNUAL MEETING FOR QUORUM OR VOTING PURPOSES. Alternatively, this proxy authorizes the proxyholder, at its discretion, to vote these shares at the Annual Meeting, in which case these shares will be voted in the manner directed herein by the undersigned. If this proxy card is properly marked to vote FOR or WITHHOLD for the election of directors or FOR, AGAINST or ABSTAIN from voting for the ratification of the appointment of the Company’s independent registered public accounting firm, and is not revoked, and should the proxyholder decide to refrain from voting at or attending the Annual Meeting, your vote will not be counted. IF NO VOTING DIRECTION IS SPECIFIED ON THE REVERSE AND THIS PROXY IS VOTED AT THE ANNUAL MEETING, IT WILL BE VOTED “WITHHOLD” AUTHORITY TO VOTE FOR THE ELECTION OF THE COMPANY’S NOMINEES AS DIRECTOR AND “FOR” THE RATIFICATION OF THE APPOINTMENT OF PLANTE & MORAN, PLLC (“PLANTE & MORAN”) AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. This proxy revokes all prior proxies given by the undersigned.

IMPORTANT: PLEASE SIGN AND DATE ON THE REVERSE SIDE.

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on June 28, 2022. This proxy statement and the accompanying form of BLUE Proxy card are available at

www.okapivote.com/uphealthconcernedstockholders.

By signing this proxy card, the proxyholder shall be authorized to NOT VOTE the shares subject to this proxy card at the Annual Meeting and to decline to present this proxy card at the Annual Meeting to ensure that the shares covered by this proxy card are not present at the Annual Meeting for quorum or voting purposes. Alternatively, this proxy authorizes the proxyholder, at his or her discretion, to vote the shares covered by this proxy card at the Annual Meeting, in which case these shares will be voted in the manner directed herein by the undersigned stockholder. The UpHealth Concerned Stockholders recommend that you vote WITHHOLD authority to vote for the Company’s nominees as Director, and FOR the ratification of the appointment of Plante & Moran as the Company’s independent registered public accounting firm; if you sign and return a BLUE proxy card or otherwise vote as directed herein, but do not mark how your shares are to be voted, the individuals named as proxies herein will vote your shares in accordance with the above recommendations of the UpHealth Concerned Stockholders. If this proxy card is properly marked to vote FOR or WITHHOLD for the election of directors or FOR, AGAINST, or ABSTAIN from voting for the ratification of the appointment of the Company’s independent registered public accounting firm, and is not revoked, and should the proxyholder decide to refrain from voting at or attending the Annual Meeting, your vote will not be counted.

1. ELECTION OF DIRECTORS NOMINATED BY THE COMPANY

- To elect Neil Miotto, Dr. Raluca Dinu and Agnes Rey-Giraud.

☐ FOR (except as marked)

☐ WITHHOLD (except as marked)

The UpHealth Concerned Stockholders intends to use this proxy to vote WITHHOLD authority to vote for the persons who have been nominated by the Company to serve as Director. You should refer to the Company’s proxy statement and form of proxy distributed by the Company for the names, backgrounds, qualifications and other information regarding the Company’s nominees.

Instruction:    To withhold authority to vote for the election of any nominee(s), write the name(s) of such nominee(s) in the following space:

2. RATIFICATION OF THE APPOINTMENT OF PLANTE & MORAN, PLLC AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2022.

                             ☐ FOR                                 ☐ AGAINST                     ☐ ABSTAIN

In his or her discretion, each Proxy is authorized to vote upon such other business that may properly come before the Annual Meeting and any and all adjournments or postponements thereof, as provided in the proxy statement provided herewith.

Please sign exactly as your name(s) appear on the proxy cards(s) previously sent to you. When shares are held by joint tenants, both should sign. When signings as an attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporation name by the President or other duly authorized officer. If a partnership, please sign in partnership name by authorized person. This proxy card votes all shares held in capacities.

Dated:

Signature/Title

Signature (if held jointly)

PLEASE SIGN, DATE, AND MAIL THIS PROXY CARD TODAY

Electronic Voting Instructions

You can vote by Internet or telephone!

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

Proxies submitted by Internet or telephone must be received by 11:59 p.m., Eastern Time the day before the Annual Meeting date.

Vote by Internet

•	Log on to the internet and go to www.OkapiVote.com/UPH
•	Follow the steps outlined on the secured website.

Vote by Telephone

•	At NO CHARGE to you, call toll free (877)-219-9655 within the USA, US territories & Canada any time on a touch tone telephone.